                              ELEVENTH AMENDMENT
                                      to
               AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

     This Eleventh Amendment to Amended and Restated Loan and Security Agreement (this "Amendment"), dated effective as of December 31, 1997 (the "Effective Date"), is entered into among American Builders & Contractors Supply Co., Inc., a Delaware corporation (such corporation, including its predecessor in interest, the "Borrower") with its chief executive office located at One ABC Parkway, Beloit, Wisconsin, the financial institutions listed on the signature pages hereof (individually, a "Lender" and collectively, the "Lenders") and NationsBank of Texas, N.A. ("NationsBank"), as Agent for the Lenders (in such capacity, the "Agent"):


                             W I T N E S S E T H

     WHEREAS, the Borrower, the Lenders and ANB are party to that certain Amended and Restated Loan and Security Agreement (the "Original Loan Agreement") dated as of July 1, 1993, as amended by that certain First Amendment to Amended and Restated Loan and Security Agreement dated as of September 2, 1994 (the "First Amendment"), that certain Waiver and Second Amendment to Amended and Restated Loan and Security Agreement dated June 19, 1995 (the "Second Amendment"), that certain Third Amendment to Amended and Restated Loan and Security Agreement dated as of September 18, 1995 (the "Third Amendment"), that certain Waiver and Fourth Amendment to Amended and Restated Loan and Security Agreement dated as of September 30, 1995 (the "Fourth Amendment"); that certain Waiver and Fifth Amendment to Amended and Restated Loan and Security Agreement dated as of December 29, 1995 (the "Fifth Amendment"), that certain Waiver and Sixth Amendment to Amended and Restated Loan and Security Agreement dated as of February 8, 1996 (the "Sixth Amendment"), that certain Waiver and Seventh Amendment to Amended and Restated Loan and Security Agreement undated but entered into as of September 30, 1996 (the "Seventh Amendment"), that certain Waiver and Eighth Amendment to Amended and Restated Loan and Security Agreement entered into as of March 27, 1997 (the "Eighth Amendment"), that certain Ninth Amendment to Amended and Restated Loan and Security Agreement entered into as of May 7, 1997 (the "Ninth Amendment") and the certain Tenth Amendment to Amended and Restated Loan and Security Agreement entered into as of November 3, 1997 (the "Tenth Amendment") (the Original Loan Agreement, as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment, Eighth Amendment, the Ninth Amendment and the Tenth Amendment, is referred to hereinafter as the "Loan Agreement") pursuant to which Lenders have agreed to make certain loans and extend certain other financial accommodations to the Borrower in an aggregate principal amount of up to Two Hundred Million Dollars ($200,000,000.00) as provided therein (terms defined by the Loan Agreement, where used in this Amendment, shall have the same meanings in this Amendment as are prescribed by the Loan Agreement);

     WHEREAS, the Borrower has requested the Agent and the Lenders to modify the Loan Agreement in certain respects and the Agent has agreed to do so subject to the terms and conditions contained herein, and subject to confirmation of consent by Requisite Lenders as required by Section 10.15 of the Loan Agreement;

     NOW, THEREFORE, in consideration of the terms and conditions contained herein, and of any loans or financial accommodations heretofore, now or hereafter made to or for the benefit of the Borrower by the Lenders, it hereby is agreed as follows:

     1. Amendment to Section 8.18 of the Loan Agreement. Section 8.18 ("Maximum Funded Debt to EBITDA") of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

     8.18 Maximum Funded Debt to EBITDA. The ratio of Funded Debt to EBITDA, determined as of the last day of each calendar quarter and measured for the preceding period of four calendar quarters, shall not exceed the following prescribed amounts, as applicable:

     Date                              Ratio
     ----                              -----
     December 31, 1997                 10.00 to 1.0
     March 31, 1998                    10.75 to 1.0
     June 30, 1998                      9.75 to 1.0
     September 30, 1998                 7.00 to 1.0
     December 31, 1998                  6.30 to 1.0
     March 31, 1999                     6.20 to 1.0
     June 30, 1999                      6.80 to 1.0
     September 30, 1999                 6.50 to 1.0
     December 31, 1999                  6.30 to 1.0
     March 31, 2000                     5.90 to 1.0
     June 30, 2000                      6.80 to 1.0

     2. Representation and Warranties of Borrower. The Borrower hereby represents and warrants that as of the date of this Amendment (a) no event has occurred and is continuing which, after giving effect to this Amendment, constitutes a Default or an Event of Default, (b) the representations and warranties of the Borrower contained in the Loan Agreement and the other Financing Agreements are true and correct on and as of the date hereof to the same extent as though made on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case they are true and correct as of such earlier date, (c) the execution and delivery by the Borrower of this Amendment and the performance by the Borrower of the Loan Agreement, as amended by this Amendment, are within its corporate power and have been duly authorized by all necessary corporate action, (d) this Amendment and the Loan Agreement, as amended by this Amendment, are legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their terms and (e) the execution and delivery by the Borrower of this Amendment and the performance by the Borrower of the Loan Agreement, as amended by this Amendment, do not require the consent of any Person and do not contravene the terms of the Borrower's Articles of Incorporation or By-Laws or any indenture, agreement or undertaking to which the Borrower is a party or by which the Borrower or any of its property is bound.

     3. Reference to and Effect on the Loan Agreement. Except as expressly provided herein, the Loan Agreement and all other Financing Agreements shall remain unmodified and in full force and effect and are hereby ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver or forbearance of (a) any right, power or remedy of the Lenders under the Loan Agreement or any of the other Financing Agreements, or (b) any Default or Event of Default. This Amendment shall constitute a Financing Agreement.

     4.     Amendment Fee.  In consideration of this Amendment, Subject to
Section 2.10 of the Loan Agreement, on the signing of this Amendment the Borrower shall pay to the Agent, for the benefit of the Lenders, an amendment fee in the amount of Fifty Thousand Dollars ($50,000.00).

     5. Fees, Costs and Expenses. The Borrower agrees to pay on demand all costs and expenses of the Agent in connection with the preparation, negotiation, execution and delivery and closing of this Amendment and all related documentation, including the fees and out-of-pocket expenses of counsel for the Agent with respect thereto.

     6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto as separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, when taken together, shall constitute but one and the same agreement. A telecopy of any such executed counterpart shall be deemed valid and may be relied upon as an original.

     7. Effectiveness. This Amendment shall be deemed effective prospectively as of the Effective Date specified in the preamble upon execution by the Borrower, the Agent, the Co-Agent and sufficient of the Lenders whose names appear on the signature pages below to constitute Requisite Lenders (subject, however, to the prior satisfaction of all conditions for effectiveness as specified by this Amendment).

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first written above.





                             [SIGNATURES FOLLOW]

                               AMERICAN BUILDERS &
ATTEST:                        CONTRACTORS SUPPLY CO., INC.


By:                            By:
   -------------------------       ----------------------------------
Name:                          Name:     Kendra Story
     -----------------------        ---------------------------------
Title:                         Title:    Chief Financial Officer
      ----------------------         --------------------------------
                               Date:  March __, 1998

                               NATIONSBANK OF TEXAS, N.A.
                               In its capacity as Agent


                              By:
                                   ----------------------------------
                              Name:    Virginia Brown
                                    ---------------------------------
                              Title:    Senior Vice President
                                     --------------------------------
                              Date:  March __, 1998

                              AMERICAN NATIONAL BANK AND
                              TRUST COMPANY OF CHICAGO
                              In its capacity as Co-Agent


                              By:
                                   ----------------------------------
                              Name:
                                    ---------------------------------
                              Title:
                                     --------------------------------
                              Date:  March __, 1998

                              NATIONSBANK OF TEXAS, N.A.
                              In its capacity as a Lender

                              By:
                                   ----------------------------------
                              Name:
                                    ---------------------------------
                              Title:
                                     --------------------------------
                              Date:  March __, 1998

                              AMERICAN NATIONAL BANK AND
                              TRUST COMPANY OF CHICAGO
                              In its capacity as a Lender

                              By:
                                   ----------------------------------
                              Name:
                                    ---------------------------------
                              Title:
                                     --------------------------------
                              Date:  March __, 1998

                              BANKAMERICA BUSINESS CREDIT, INC.

                              By:
                                   ----------------------------------
                              Name:
                                    ---------------------------------
                              Title:
                                     --------------------------------
                              Date:  March __, 1998

                              LASALLE BUSINESS CREDIT, INC.

                              By:
                                   ----------------------------------
                              Name:
                                    ---------------------------------
                              Title:
                                     --------------------------------
                              Date:  March __, 1998

                              HARRIS TRUST AND SAVINGS BANK

                              By:
                                   ----------------------------------
                              Name:
                                    ---------------------------------
                              Title:
                                     --------------------------------
                              Date:  March __, 1998

                              FLEET CAPITAL CORPORATION

                              By:
                                   ----------------------------------
                              Name:
                                    ---------------------------------
                              Title:
                                     --------------------------------
                              Date:  March __, 1998

                              SANWA BUSINESS CREDIT CORPORATION

                              By:
                                   ----------------------------------
                              Name:
                                    ---------------------------------
                              Title:
                                     --------------------------------
                              Date:  March __, 1998

                 CONSENT AND AGREEMENT BY VALIDITY GUARANTORS

     Each of the undersigned consents to the foregoing Eleventh Amendment to Amended and Restated Loan and Security Agreement ("Amendment") and each of the undersigned agrees to the continued effectiveness of the Validity Certification, respectively, previously executed and delivered by the undersigned for the benefit of the Agent and the Lenders. All references in the each Validity Certification, respectively, to the Amended and Restated Loan and Security Agreement shall be deemed to be to the Amended and Restated Loan and Security Agreement as amended by the Amendment and all prior and subsequent amendments thereto. This agreement has been executed as of the Effective Date specified in the Amendment.


                                   -------------------------------------
                                           Kenneth A. Hendricks


                                   ------------------------------------
                                             Kendra A. Story